Exhibit 22

List of Subsidiary Guarantors

As of March 31, 2020, all of the senior secured notes and senior unsecured notes issued by HCA Inc. are fully and unconditionally guaranteed by HCA Healthcare, Inc. In addition to the guarantee provided by HCA Healthcare, Inc., as of March 31, 2020, all of HCA Inc.’s senior secured notes are fully and unconditionally guaranteed by the subsidiary guarantors listed below.

•	American Medicorp Development Co.
•	Bay Hospital, Inc.
•	Brigham City Community Hospital, Inc.
•	Brookwood Medical Center of Gulfport, Inc.
•	Capital Division, Inc.
•	CarePartners HHA Holdings, LLLP
•	CarePartners HHA, LLLP
•	CarePartners Rehabilitation Hospital, LLLP
•	Centerpoint Medical Center of Independence, LLC
•	Central Florida Regional Hospital, Inc.
•	Central Shared Services, LLC
•	Central Tennessee Hospital Corporation
•	CHCA Bayshore, L.P.
•	CHCA Conroe, L.P.
•	CHCA Mainland, L.P.
•	CHCA Pearland, L.P.
•	CHCA West Houston, L.P.
•	CHCA Woman’s Hospital, L.P.
•	Chippenham & Johnston-Willis Hospitals, Inc.
•	Citrus Memorial Hospital, Inc.
•	Citrus Memorial Property Management, Inc.
•	Clinical Education Shared Services, LLC
•	Colorado Health Systems, Inc.
•	Columbia ASC Management, L.P.
•	Columbia Florida Group, Inc.
•	Columbia Healthcare System of Louisiana, Inc.
•	Columbia Jacksonville Healthcare System, Inc.
•	Columbia LaGrange Hospital, LLC
•	Columbia Medical Center of Arlington Subsidiary, L.P.
•	Columbia Medical Center of Denton Subsidiary, L.P.
•	Columbia Medical Center of Las Colinas, Inc.
•	Columbia Medical Center of Lewisville Subsidiary, L.P.
•	Columbia Medical Center of McKinney Subsidiary, L.P.
•	Columbia Medical Center of Plano Subsidiary, L.P.
•	Columbia North Hills Hospital Subsidiary, L.P.
•	Columbia Ogden Medical Center, Inc.
•	Columbia Parkersburg Healthcare System, LLC
•	Columbia Physician Services – Florida Group, Inc.
•	Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.
•	Columbia Rio Grande Healthcare, L.P.
•	Columbia Riverside, Inc.
•	Columbia Valley Healthcare System, L.P.

•	Columbia/Alleghany Regional Hospital, Incorporated
•	Columbia/HCA John Randolph, Inc.
•	Columbine Psychiatric Center, Inc.
•	Columbus Cardiology, Inc.
•	Cy-Fair Medical Center Hospital, LLC
•	Conroe Hospital Corporation
•	Dallas/Ft. Worth Physician, LLC
•	Dublin Community Hospital, LLC
•	East Florida – DMC, Inc.
•	Eastern Idaho Health Services, Inc.
•	Edward White Hospital, Inc.
•	El Paso Surgicenter, Inc.
•	Encino Hospital Corporation, Inc.
•	EP Health, LLC
•	Fairview Park GP, LLC
•	Fairview Park, Limited Partnership
•	FMH Health Services, LLC
•	Frankfort Hospital, Inc.
•	Galen Property, LLC
•	GenoSpace, LLC
•	Good Samaritan Hospital, L.P.
•	Goppert-Trinity Family Care, LLC
•	GPCH-GP, Inc.
•	Grand Strand Regional Medical Center, LLC
•	Green Oaks Hospital Subsidiary, L.P.
•	Greenview Hospital, Inc.
•	H2U Wellness Centers, LLC
•	HCA American Finance LLC
•	HCA — HealthONE LLC
•	HCA — IT&S Field Operations, Inc.
•	HCA — IT&S Inventory Management, Inc.
•	HCA Central Group, Inc.
•	HCA Eastern Group, Inc.
•	HCA Health Services of Florida, Inc.
•	HCA Health Services of Louisiana, Inc.
•	HCA Health Services of Tennessee, Inc.
•	HCA Health Services of Virginia, Inc.
•	HCA Management Services, L.P.
•	HCA Pearland GP, Inc.
•	HCA Realty, Inc.
•	HD&S Corp. Successor, Inc.
•	Health Midwest Office Facilities Corporation
•	Health Midwest Ventures Group, Inc.
•	HealthTrust Workforce Solutions, LLC
•	Hendersonville Hospital Corporation
•	hInsight-Mobile Heartbeat Holdings, LLC
•	Hospital Corporation of Tennessee
•	Hospital Corporation of Utah
•	Hospital Development Properties, Inc.
•	Houston – PPH, LLC
•	Houston NW Manager, LLC
•	HPG Enterprises, LLC
•	HSS Holdco, LLC

•	HSS Systems, LLC
•	HSS Virginia, L.P.
•	HTI Memorial Hospital Corporation
•	HTI MOB, LLC
•	Integrated Regional Lab, LLC
•	Integrated Regional Laboratories, LLP
•	JFK Medical Center Limited Partnership
•	JPM AA Housing, LLC
•	KPH-Consolidation, Inc.
•	Lakeview Medical Center, LLC
•	Largo Medical Center, Inc.
•	Las Encinas Hospital
•	Las Vegas Surgicare, Inc.
•	Lawnwood Medical Center, Inc.
•	Lewis-Gale Hospital, Incorporated
•	Lewis-Gale Medical Center, LLC
•	Lewis-Gale Physicians, LLC
•	Lone Peak Hospital, Inc.
•	Los Robles Regional Medical Center
•	Management Services Holdings, Inc.
•	Marietta Surgical Center, Inc.
•	Marion Community Hospital, Inc.
•	MCA Investment Company
•	Medical Centers of Oklahoma, LLC
•	Medical Office Buildings of Kansas, LLC
•	MediCredit, Inc.
•	Memorial Healthcare Group, Inc.
•	MH Angel Medical Center, LLLP
•	MH Blue Ridge Medical Center, LLLP
•	MH Highlands-Cashiers Medical Center, LLLP
•	MH Hospital Holdings, Inc.
•	MH Hospital Manager, LLC
•	MH Master Holdings, LLLP
•	MH Master, LLC
•	MH Mission Hospital McDowell, LLLP
•	MH Mission Hospital, LLLP
•	MH Mission Imaging, LLLP
•	MH Transylvania Regional Hospital, LLLP
•	Midwest Division — ACH, LLC
•	Midwest Division — LRHC, LLC
•	Midwest Division — LSH, LLC
•	Midwest Division — MCI, LLC
•	Midwest Division — MMC, LLC
•	Midwest Division — OPRMC, LLC
•	Midwest Division — RBH, LLC
•	Midwest Division — RMC, LLC
•	Midwest Holdings, Inc.
•	Mobile Heartbeat, LLC
•	Montgomery Regional Hospital, Inc.
•	Mountain Division — CVH, LLC
•	Mountain View Hospital, Inc.
•	Nashville Shared Services General Partnership
•	National Patient Account Services, Inc.
•	New Iberia Healthcare, LLC

•	New Port Richey Hospital, Inc.
•	New Rose Holding Company, Inc.
•	North Florida Immediate Care Center, Inc.
•	North Florida Regional Medical Center, Inc.
•	North Houston – TRMC, LLC
•	North Texas — MCA, LLC
•	Northern Utah Healthcare Corporation
•	Northern Virginia Community Hospital, LLC
•	Northlake Medical Center, LLC
•	Notami Hospitals of Louisiana, Inc.
•	Notami Hospitals, LLC
•	Okaloosa Hospital, Inc.
•	Oklahoma Holding Company, LLC
•	Okeechobee Hospital, Inc.
•	Outpatient Cardiovascular Center of Central Florida, LLC
•	Outpatient Services Holdings, Inc.
•	Oviedo Medical Center, LLC
•	Palms West Hospital Limited Partnership
•	Parallon Business Solutions, LLC
•	Parallon Enterprises, LLC
•	Parallon Health Information Solutions, LLC
•	Parallon Holdings, LLC
•	Parallon Payroll Solutions, LLC
•	Parallon Physician Services, LLC
•	Parallon Revenue Cycle Services, Inc.
•	Pasadena Bayshore Hospital, Inc.
•	PatientKeeper, Inc.
•	Pearland Partner, LLC
•	Plantation General Hospital, L.P.
•	Poinciana Medical Center, Inc.
•	Primary Health, Inc.
•	PTS Solutions, LLC
•	Pulaski Community Hospital, Inc.
•	Putnam Community Medical Center of North Florida, LLC
•	Redmond Park Hospital, LLC
•	Redmond Physician Practice Company
•	Reston Hospital Center, LLC
•	Retreat Hospital, LLC
•	Rio Grande Regional Hospital, Inc.
•	Riverside Healthcare System, L.P.
•	Riverside Hospital, Inc.
•	Samaritan, LLC
•	San Jose Healthcare System, LP
•	San Jose Hospital, L.P.
•	San Jose Medical Center, LLC
•	San Jose, LLC
•	Sarah Cannon Research Institute, LLC
•	Sarasota Doctors Hospital, Inc.
•	Savannah Health Services, LLC
•	SCRI Holdings, LLC
•	Sebring Health Services, LLC
•	SJMC, LLC
•	Southeast Georgia Health Services, LLC

•	Southern Hills Medical Center, LLC
•	Southpoint, LLC
•	Spalding Rehabilitation L.L.C.
•	Spotsylvania Medical Center, Inc.
•	Spring Branch Medical Center, Inc.
•	Spring Hill Hospital, Inc.
•	SSHR Holdco, LLC
•	Sun City Hospital, Inc.
•	Sunrise Mountainview Hospital, Inc.
•	Surgicare of Brandon, Inc.
•	Surgicare of Florida, Inc.
•	Surgicare of Houston Women’s, Inc.
•	Surgicare of Manatee, Inc.
•	Surgicare of Newport Richey, Inc.
•	Surgicare of Palms West, LLC
•	Surgicare of Riverside, LLC
•	Tallahassee Medical Center, Inc.
•	TCMC Madison-Portland, Inc.
•	Terre Haute Hospital GP, Inc.
•	Terre Haute Hospital Holdings, Inc.
•	Terre Haute MOB, L.P.
•	Terre Haute Regional Hospital, L.P.
•	The Regional Health System of Acadiana, LLC
•	Timpanogos Regional Medical Services, Inc.
•	Trident Medical Center, LLC
•	U.S. Collections, Inc.
•	Utah Medco, LLC
•	VH Holdco, Inc.
•	VH Holdings, Inc.
•	Virginia Psychiatric Company, Inc.
•	Vision Consulting Group, LLC
•	Vision Holdings, LLC
•	Walterboro Community Hospital, Inc.
•	WCP Properties, LLC
•	Weatherford Health Services, LLC
•	Wesley Medical Center, LLC
•	West Florida — MHT, LLC
•	West Florida — PPH, LLC
•	West Florida Regional Medical Center, Inc.
•	West Valley Medical Center, Inc.
•	Western Plains Capital, Inc.
•	WHMC, Inc.
•	Woman’s Hospital of Texas, Incorporated